UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant     Filed by a Party other than the Registrant  Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material under §240.14a-12 DOCUSIGN, INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply):  No fee required  Fee paid previously with preliminary materials  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Docusign Investor Engagement Spring 2026

2 This presentation, meeting, website, and similar communication, including through social media outlets, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management, and which statements involve substantial risk and uncertainties. All statements other than statements of historical fact, including statements regarding our future operating results and financial position, our business strategy and plans, our market growth and trends, our product strategy and anticipated future products and capabilities, our objectives for future operations, and the impact of such assumptions on our financial condition and results of operations are forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, statements about: our expectations regarding global macro-economic conditions, including the effects of inflation, volatile interest rates or foreign exchange rates, and market volatility on the global economy; our inability to accurately estimate our market opportunity; our ability to compete effectively in an evolving and competitive market; the impact of any interruptions or delays in performance of our technical infrastructure, or data breaches, cyberattacks or other fraudulent or malicious activity attempting to exploit our technology systems, platform or brand name; our ability to effectively sustain and manage our growth and future expenses and maintain or increase profitability; our ability to attract new customers and retain and expand our existing customer base, including our ability to attract large organizations as users; our ability to scale and update our platform to respond to customers’ needs and rapid technological change, including our ability to successfully incorporate artificial intelligence (“AI”) into our existing and future products and to successfully deploy them; our ability to successfully develop, launch and sell Intelligent Agreement Management (“IAM”) solutions; our ability to expand use cases within existing customers and vertical solutions; our ability to expand our operations and increase adoption of our platform internationally; our ability to strengthen and foster our relationships with developers; our ability to retain our direct sales force, customer success team and strategic partnerships around the world; our ability to identify targets for and execute potential acquisitions and to successfully integrate and realize the anticipated benefits of such acquisitions; our ability to maintain, protect and enhance our brand; the sufficiency of our cash, cash equivalents and capital resources to satisfy our liquidity needs; limitations on us due to obligations we have under our credit facility; our ability to realize the anticipated benefits of our stock repurchase program; our failure or the failure of our software to comply with applicable industry standards, laws and regulations; our ability to maintain, protect and enhance our intellectual property; our ability to successfully defend litigation against us; our ability to maintain our corporate culture; our ability to offer high-quality customer support; our ability to hire, retain and motivate qualified personnel, including executive level management; our ability to successfully manage and integrate executive management transitions; uncertainties regarding the impact of general economic and market conditions, including as a result of geopolitical conflict or changes in trade policies and practices; and our ability to maintain proper and effective internal controls. Additional risks and uncertainties that could affect our financial results are included in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the fiscal year ended January 31, 2026, filed on March 18, 2026 with the Securities and Exchange Commission (the “SEC”), and other filings that we make from time to time with the SEC. Forward-looking statements relate only to events as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements after the date they were made or to conform such statements to actual results or revised expectations, except as required by law. Safe Harbor

Docusign at a Glance 3 (1) Data as of, or for the fiscal year ended, January 31, 2026, except as otherwise noted. (2) Annual Recurring Revenue, or ARR, is an operating metric and should be viewed independently of revenue, deferred revenue, and remaining performance obligations; it does not represent revenue under U.S. GAAP on an annual basis. Please see the press release furnished as Exhibit 99.1 to the Form 8-K filed with the SEC on March 17, 2026. Trusted, Global Brand1 FY261 performance World’s #1 e-signature solution $3.2B Total Revenue, an 8% increase YoY $3,272M Annual Recurring Revenue2, an 8% increase YoY $1.2B79.4% GAAP Gross Margin, compared to 79.1% in fiscal 2025 Unleashing the value of agreement data to power every company Our Solution Intelligent Agreement Management Operating Cash Flow, compared to $1.0B in fiscal 2025 Market leadership Ranked #1 “Most Trustworthy” software and telecommunications company in America in 2025 by Newsweek Leader in the 2025 Gartner® Magic Quadrant™ for Contract Life Cycle Management for the Sixth Consecutive Year Fast Company’s Most Innovative Companies of 2026 Over 1.8M customers More than 1 billion users in over 180 countries across the globe

4 Our continued enhancements to compensation and governance practices respond meaningfully to stockholders’ feedback Board Declassification: Anticipate seeking stockholder approval in 2027 to declassify the Board Executive Compensation ● CEO Target Compensation: No change from FY25 target value ● Financial PSUs: ○ Incorporated multi-year performance period (2 years for FY26, 3 years for FY27) ○ Disclosed actual achievement ● TSR PSUs: ○ Increased target to the 55th percentile ○ Comparator group updated to the S&P Software and Services Index to more closely align to our business and industry ● Annual Cash Incentive Program: ○ Disclosed threshold and maximum goals for completed performance year* ○ Replaced semi-annual performance payouts with a single, annual performance period 2026 Proxy Statement Highlights * excluding Net Annual Contract Value (Net ACV) due to competitive sensitivity

Commitment to Engagement & Feedback In addition to over 500 engagements with investors to discuss our financial and business strategy, we have engaged extensively with investors on governance and compensation matters to gather feedback, promote accountability and guide our decision making. 5 Reflects ownership data as of May 2025 Outreach to 64% of outstanding shares Feedback from 21% of outstanding shares Independent director-led meetings with 4 of our top 10 holders of outstanding shares Spring 2025 Fall 2025 64% 4/1021% Reflects ownership data as of September 2025 Outreach to 62% of outstanding shares Feedback from 23% of outstanding shares Independent director-led meetings with 5 of our top 10 holders of outstanding shares 5/1023%62%

Progressive Enhancements Informed by Stockholder Feedback

- Purple Font = Governance
- Black Font = Compensation

2023

- Increased FY24 CEO equity mix to 60% PSU / 40% RSU
- Extended FY24 TSR PSU measurement to 3 years
- Added revenue growth and free cash flow as FY24 PSU metrics
- Committed to limit SVC awards to extraordinary cases + no new SVC-like awards while unearned award outstanding
- Committed to include performance component and standard time-based vesting (with disclosure for any make-whole exceptions) in future new hire awards

2024

- Adopted majority voting standard + director resignation policy
- New hire award (to P. Hansen) aligned to commitments (50% PSUs; standard vesting)

2025

- Adopted Board leadership rotation guidelines
- Shifted to multi-year financial PSU metrics (2 years for FY26; to 3 years for FY27)
- Increased FY26 TSR PSU target to 55th percentile
- Updated FY26 TSR PSU comparator group to S&P Software & Services Index
- Held FY26 CEO target compensation flat
- Moved from semi-annual to annual CIP performance period for FY26

2026

- Board chair rotation
- Announced anticipated board declassification plan
- Proxy enhancements to disclose threshold-max goals and actual achievement for PSUs and CIP

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7 Docusign’s FY26 executive compensation program is responsive to stockholder feedback Compensation Feedback & Responsive Actions Responding to Feedback Additional Program Updates ● For TSR PSUs, replaced Nasdaq Composite Index comparator group with the S&P Software and Services Index to more closely align to our business and industry ● For Annual Cash Incentive Program, replaced semi-annual performance measurements and payouts with a single, annual performance period ● While FY27 executive awards have not yet been granted, we have initiated a RSU award value reduction and vesting transition from 4 to 3 years to maintain competitiveness and to address dilution concerns from stockholders **reflects new or enhanced practice based on spring 2025 stockholder feedback Concern Response CEO: SVC-style awards Adhered to prior commitment, limiting SVC-style awards to extraordinary circumstances. No new SVC-style awards granted since 2022. New Hire awards: lacked PSUs Adhered to prior commitment, included PSUs in sign-on grants. Included in new CRO’s package, Aug 2024. CEO: Compensation Levels No change from FY25 target value** Granting short-term RSUs Adhered to prior commitment, granting short-term RSUs only for make-whole needs. None granted since 2023 annual meeting. Financial PSUs: performance period / metric transparency Incorporated multi-year performance periods (2 years for FY26 and 3 years for FY27)** Disclosed actual achievement** TSR PSUs: median target Increased target to the 55th percentile** Annual Cash Incentive Program: limited transparency on metrics Disclosed completed performance year’s threshold and maximum goals (excluding Net ACV due to competitive sensitivity)**

8 FY26 Performance Metrics Cash Incentive Program Performance-Based Equity TSR PSUs: ● Relative Total Shareholder Return vs. S&P Software and Services Index ● 55th percentile target ● 3-year performance period ● Cliff vesting upon certification Financial PSUs: ● Metrics: Subscription Revenue Growth and Free Cash Flow ● FY26 PSUs vest over a 3 year period: ○ 2-year performance period ○ Vests 50% after 2 year measure, then vests quarterly for 1 year ● 3-year performance period planned for FY27 Revenue 22.5% ACV 22.5% Adjusted Operating Income 45% Sub. Rev. Growth 25% FCF 25% TSR 50% Employee Experience 5% Supply Chain Emissions 5% Objective, rigorous metrics align compensation with growth, profitability and stockholder return with no overlap between short- and long-term incentive programs

Achieved 12/2024 9 CEO Compensation Aligned to Long-Term Performance CEO FY26 Compensation Mix BASE SALARY 4.0% PSU 55.2% RSU 36.8% CEO Sign-On Compensation Update (granted in Oct 2022) ~66% of CEO sign-on package was performance-based, including a stockholder value creation (SVC) award tied to rigorous vesting hurdles.1 Tranche 1 achieved on Dec. 10, 20242, represented 47% growth in market cap. Tranches 2-6 remain outstanding. (1) 90 calendar-day sustained average stock price performance requirement. (2) 50% of Tranche 1 vested upon achievement; 50% vesting on the 24-month anniversary of achievement. (3) Calculated as of September 30, 2022. (4) Closing price as of October 10, 2022. 9.3 B3 $46.274 $67.95 $97.85 $119.59 $181.02 $226.68 $316.92 13.7 B 19.7 B 24.1 B 36.5 B 45.7 B 63.8 B M ar ke t C ap Closing Price on CEO Start Date Share Price Hurdle 1 0.5% 2 0.3% 3 0.2% 4 0.2% 6 0.4% Vesting Tranche 5 0.2% 4.4 B 6 B 4.4 B 12.4 B 9.2 B 18.1 B % of incremental value created ANNUAL CASH INCENTIVES 4.0% 63.8 B

10 NEO Compensation Aligned to Long-Term Performance FY26 RSU Vesting Transition To offset the move to multi-year performance periods for financial PSUs, we adopted a front-loaded RSU schedule for FY26 NEO awards: Year 1: 40% | Year 2: 35% | Year 3: 15% | Year 4: 10% We anticipate returning to straight-line vesting once the transition to a multi-year financial PSU performance period with three-year cliff vesting is completed (i.e. by the June 2027 grant cycle) PSUs 43.6% RSUs 43.6% Annual Cash Incentives 6.2% Base Salary 6.6% * Graph excludes CEO compensation. For CEO mix, see the prior slide. NEO* FY26 Compensation Mix For fiscal 2026, 93.3% of our NEO and 96.0% of our CEO target compensation was performance-based.

Balanced and Experienced Board

Directors' skills, backgrounds and perspectives reflect ongoing review and refreshment:

Tenure (6 years average)


0-3 Years
4
3-5 Years
1
>5 Years
7

Independence


11 of 12
Directors are Independent

Skills, Knowledge, Leadership

- International management
- Compensation / talent
- Technology leadership
- Strategic insight
- Complex business management
- Financial expertise
- Cybersecurity oversight
- Artificial Intelligence
- Government / non-profit
- Product / engineering
- Operational
- Corporate governance
- Marketing intelligence
- Audit / Risk management
- Executive leadership



James Beer
Board Chair



Allan Thygesen
CEO & Director (non-indep.)



Teresa Briggs
Director



Cain Hayes
Director



Blake J. Irving
Director



Anna Marrs
Director



Brian Roberts
Director



Mike Rosenbaum
Director



Enrique T. Salem
Director



Peter Solvik
Director



Rowan Trollope
Director



Maggie Wilderotter
Director

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Board Refreshment Highlights James Beer appointed Independent Board Chair Appointment effective February 1, 2026 Mike Rosenbaum appointed Independent Director Appointment effective September 3, 2025 Compensation Committee member effective Sept. 29, 2025 "Mike's extensive experience in scaling platform SaaS businesses will be an immense resource for Docusign as we continue our transformation to an Intelligent Agreement Management company." — Allan Thygesen, CEO "The introduction and growth of IAM represents a pivotal moment for Docusign as we pioneer a new software category fueled through advances in AI. It is an incredibly exciting time to lead the Board." — James Beer Board Audit Comp NGC New Chair ✔ ✔ ✔ ≥ 1 new member ✔ ✔ ✔ ✔ Brian Roberts appointed Independent Director Appointment effective March 5, 2026 Audit Committee member effective April 1, 2026 "Brian’s experience in funding and leading transformative businesses will be invaluable to Docusign as we harness AI to pursue our Intelligent Agreement Management strategy." — Allan Thygesen, CEO 2026 Board Leadership Changes In March 2025, we also adopted Guidelines, which set a goal of rotating leadership roles on a 5-7 year cadence 12 Rowan Trollope appointed Independent Director Appointment effective May 2, 2026 "His expertise in AI, cybersecurity and driving change, combined with his proven leadership as a public company CEO and director, align perfectly with Docusign's strategy." — Allan Thygesen, CEO

13 Stockholder Proposal Stockholder Proposal to report on the risks of non-fiduciary executive compensation metrics: Requests that Docusign commission and publish a report evaluating the risks to shareholder value, corporate reputation, and legal compliance associated with incorporating environmental, social, and governance (ESG) and diversity, equity, and inclusion (DEI) metrics into executive compensation plans. Proposal Would Add Cost with Little Value We believe the proponents’ request would add cost and administrative burdens without adding any new value, given our current and planned initiatives and ongoing commitments. Current Program Aligns Pay with Performance Our executive compensation structure already focuses on business objectives that drive long-term performance and drivers of stockholder value. Existing Strong Governance & Investor Feedback Our governance practices incorporate extensive investor engagement, independent advisory input, Compensation Committee oversight, and a clear focus on performance-based incentives. The Board recommends a VOTE AGAINST the Stockholder Proposal.